Intangible Assets	12 Months Ended
Dec. 31, 2021
Intangible Assets
Intangible Assets

Note 7. Intangible Assets

On May 31, 2017, the Company completed an asset purchase agreement with CorMatrix Cardiovascular, Inc. (“CorMatrix”) and acquired all CorMatrix commercial assets and related intellectual property. A substantial portion of the assets acquired consisted of intangible assets related to the acquired products and customer relationships. Management determined that the estimated acquisition-date fair values of the intangible assets related to acquired products and customer relationships were $29.3 million and $4.7 million, respectively.

The components of identified intangible assets as of December 31, 2021 and 2020 are as follows (in thousands):

	December 31, 2021			December 31, 2020
		Accumulated			Accumulated
	Cost	Amortization	Net	Cost	Amortization	Net
Acquired products	$29,317	$(13,409)	$15,908	$29,317	$(10,483)	$18,834
Customer relationships	4,723	(2,165)	2,558	4,723	(1,692)	3,031
Total	$34,040	$(15,574)	$18,466	$34,040	$(12,175)	$21,865

Acquired products and customer relationships are both amortized over a ten-year period. Amortization expense totaled approximately $3.4 million for each of the years ended December 31, 2021 and 2020, which is included in cost of goods sold in the accompanying Consolidated Statements of Operations. Annual amortization expense is expected to be approximately $3.4 million during each of the years ended December 31, 2022, 2023, 2024, 2025 and 2026.